UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11000 North Mo-Pac Expressway

Austin, Texas 78759
(Address of principal executive offices)

(512) 349-0300
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 9, 2014, Crossroads Systems, Inc. (“Crossroads”) issued a press release relating to its results for its fiscal third quarter ended July 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Also on September 9, 2014, Crossroads held an earnings conference call to discuss its financial results for its fiscal third quarter ended July 31, 2014. A copy of the transcript of the earnings conference call is attached hereto as Exhibit 99.2.

The information in the press release and the information in the earnings call transcript are being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in the press release and the information in the earnings call transcript will not be incorporated by reference into any registration statement filed by Crossroads Systems, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 9, 2014

99.2	Transcript of earnings call on September 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: September 15, 2014	By:	/s/ Jennifer Crane
Name: Jennifer Crane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 9, 2014

99.2	Transcript of earnings call on September 9, 2014